UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported):
May 18, 2016
____________________________________________________________
THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Wyman Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THERMO FISHER SCIENTIFIC INC.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2016, by vote of the Board of Directors of Thermo Fisher Scientific Inc. (the “Company”), Lars Rebien Sørensen was elected a director of the Company for a term expiring at the 2017 annual meeting. Mr. Sørensen was appointed to the board’s Audit Committee.  Mr. Sørensen previously served as a director of the Company and a member of its Audit Committee from July 2011 to July 2015.
     Mr. Sørensen has served as President and Chief Executive Officer of Novo Nordisk A/S, a global healthcare company with a leading position in diabetes care, since November 2000.
     In connection with his service as a director, Mr. Sørensen will be entitled to receive the Company’s previously disclosed standard agreements and arrangements for non-employee directors as described in the “Director Compensation” section of the Company’s proxy statement for the 2016 annual meeting, which was filed with the SEC on April 5, 2016 (File No. 001-08002), and will enter into the Company’s standard form of indemnification agreement, which was filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-90661).
Item 5.07    Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of Thermo Fisher Scientific Inc. (the “Company”) held on May 18, 2016, the stockholders of the Company voted on the following proposals:

1.	The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2017 annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	335,456,753	961,769	322,363	20,576,519
Nelson J. Chai	334,520,732	1,896,893	323,260	20,576,519
C. Martin Harris	335,187,267	1,223,637	329,981	20,576,519
Tyler Jacks	332,394,183	4,019,206	327,496	20,576,519
Judy C. Lewent	336,202,408	220,277	318,200	20,576,519
Thomas J. Lynch	327,279,442	9,139,745	321,698	20,576,519
Jim P. Manzi	334,875,587	1,538,316	326,982	20,576,519
William G. Parrett	332,669,313	3,738,462	333,110	20,576,519
Scott M. Sperling	334,063,360	2,354,324	323,201	20,576,519
Elaine S. Ullian	331,841,525	4,579,497	319,863	20,576,519

2.	A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	322,575,144
Against:	11,664,578
Abstain:	2,501,163
Broker Non-Votes:	20,576,519

3.	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016 was ratified.

For:	348,023,668
Against:	8,856,375
Abstain:	437,361

THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 19, 2016	By:	/s/ Seth H. Hoogasian
Seth H. Hoogasian
Senior Vice President, General Counsel and Secretary